UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2014

KORN/FERRY INTERNATIONAL

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14505	95-2623879
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 2600 Los Angeles, California		90067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 552-1834

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 1, 2014, the Board of Directors (the “Board”) of Korn/Ferry International (the “Company”) adopted the Fourth Amended and Restated Bylaws (as amended, the “Bylaws”). The Bylaws, which became effective immediately, include the following changes, among others which are more administrative in nature:

•	Majority Voting. In accordance with the commitment previously announced by the Board to implement majority voting in director elections prior to the Company’s 2015 annual meeting of stockholders, the Bylaws were amended to change the vote standard for the election of directors from a plurality to a majority of votes cast in uncontested elections. The standard now provides that a nominee in an uncontested election is elected when the number of votes cast “for” the nominee exceeds the number of votes cast “against” the nominee. Other, minor changes were made to related provisions of the Bylaws to reflect the adoption of majority voting. (Article II, Section 8, and related provisions)

•	Use of Technology. The Bylaws were amended to (1) provide for greater use of technology in several contexts, including electronic notice, Board consents, virtual stockholder meetings, proxy voting, Board meetings, and director and officer resignations, and (2) eliminate references to outmoded technologies. (Article II, Sections 5, 7, 10, 12(c), and 13, Article III, Sections 9 and 13, and Article IV, Section 4, and related provisions)

•	Conduct of Stockholder Meetings. The Bylaws were updated to address the conduct of stockholder meetings in more detail. Among other amendments, the Bylaws were amended to (1) specifically address the authority of the Board and the chair of the meeting to adopt rules on the conduct of stockholder meetings and take key actions, such as adjourning a meeting, (2) address adjournment, postponement and recess of meetings in more detail, and (3) establish a process for appointing an individual to chair stockholders’ meetings in the event of the Chair of the Board’s absence. (Article II, Sections 2, 4, 6, 7, 11, and 12, and related provisions)

•	Advance Notice Provisions. The amendments update the advance notice provisions that apply where a stockholder intends to propose a nomination or other business at a stockholder meeting. Among other things, the amendments require stockholders to provide information about derivative arrangements involving their securities and stock ownership by “control persons” in order to provide the Company with comprehensive information about a stockholder’s voting and economic interest in the Company. (Article II, Section 3)

•	Stockholder Action Without a Meeting. The Bylaws were amended to take into account provisions in the Company’s Restated Certificate of Incorporation relating to stockholder action without a meeting. (Article II, Section 14)

•	Board Meetings. The amendments increase the number of directors needed to call a special Board meeting from two to a majority and provide greater flexibility on the timing of the Board’s annual organizational meeting. (Article III, Sections 6 and 7)

•	Remote Participation in Board Meetings; Electronic Consent. The Bylaws were amended to clarify the procedures for remote participation in Board meetings and reflect Delaware law provisions that enable the Board to take action without a meeting through various means of electronic transmission. (Article III, Sections 9 and 13)

•	Board Committees. To provide flexibility, the Bylaw amendments remove detailed provisions relating to the duties and responsibilities of various standing committees of the Board, which are addressed in more detail in written charters of the committees.

•	Officer Appointments and Signature Authority. The amendments provide flexibility by allowing the Board to appoint officers annually or at such intervals as it deems appropriate. Language delegating signature authority to officers has been updated to be consistent with current practice and to provide flexibility to change delegations of authority outside of the Bylaws. (Article IV, Section 2 and Article V, Section 2)

•	Emergency Bylaws. The amendments establish emergency bylaws addressing how the Board could act in the event of an emergency, disaster or catastrophe as described in Section 110 of the Delaware General Corporation Law. The emergency bylaws provide that the directors in attendance at a meeting of the Board or a committee will constitute a quorum. (Article V, Section 8)

•	Indemnification Provisions. The amendments clarify that individuals are not entitled to advancement of expenses when bringing claims against the Company and change the time frame for paying advances from 60 to 20 days following a request for payment. (Article VI, Sections 1 and 3)

•	Other Changes. The amendments update various provisions of the Bylaws to reflect changes to the Delaware General Corporation Law, delete various provisions that are no longer applicable or necessary, and make various immaterial language changes and clarifying or conforming changes.

The preceding description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws dated October 1, 2014, which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s 2014 Annual Meeting of Stockholders was held on October 1, 2014. At the 2014 Annual Meeting of Stockholders, stockholders of the Company (i) elected the eight nominees named in the Proxy Statement to serve as directors until the Company’s 2015 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, subject to their earlier death, resignation or removal, (ii) approved a non-binding advisory resolution regarding the Company’s executive compensation, and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2015 fiscal year. To the extent applicable, set forth below are the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes with respect to each such matter.

(1)	Election of the eight nominees named in the Proxy Statement to serve on the Board of Directors until the 2015 Annual Meeting of Stockholders.

Nominee	For	Withheld	Broker Non-Votes
Gary D. Burnison	44,913,561	15,482	3,448,511
William R. Floyd	44,911,801	17,242	3,448,511
Christina A. Gold	44,767,190	161,853	3,448,511
Jerry P. Leamon	44,587,732	341,311	3,448,511
Edward D. Miller	44,333,627	595,416	3,448,511
Debra J. Perry	44,416,565	512,478	3,448,511
George T. Shaheen	43,837,875	1,019,168	3,448,511
Harry L. You	44,585,161	343,882	3,448,511

(2)	Non-binding advisory resolution regarding the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
44,421,056	472,782	35,205	3,448,511

(3)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2015 fiscal year.

For	Against	Abstain	Broker Non-Votes
46,469,272	1,930,055	18,277	N/A

Item 9.01.	Financial Statements and Exhibits.

Exhibit 3.1        Fourth Amended and Restated Bylaws of Korn/Ferry International, dated October 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN/FERRY INTERNATIONAL
(Registrant)

Date: October 7, 2014

/s/ Robert P. Rozek
(Signature)
	Name:	Robert P. Rozek
	Title:	Executive Vice President and Chief Financial Officer